UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2019 (April 5, 2019)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 5, 2019, Key Energy Services, Inc. (the “Company”) and Key Energy Services, LLC (together with the Company, the “ABL Borrowers”), as borrowers, the financial institutions party thereto as lenders and Bank of America, N.A. (the “ABL Agent”), as administrative agent for the lenders, entered into Amendment No. 1 (“Amendment No. 1”) to the Loan and Security Agreement (the “ABL Facility”), among the ABL Borrowers, the financial institutions party thereto from time to time as lenders, the ABL Agent and the co-collateral agents for the lenders, Bank of America, N.A. and Wells Fargo Bank, National Association. The amendment makes changes to, among other things, lower (i) the applicable margin for borrowings to (x) from between 2.50% and 4.50% to between 2.00% and 2.50% for LIBOR borrowings and (y) from 1.50% and 3.50% to between 1.00% and 1.50% for base rate borrowings, in each case depending on the ABL Borrowers’ fixed charge coverage ratio at such time, (ii) appoint the Bank of America, N.A. as sole collateral agent under the ABL Facility, (iii) extend the maturity of the credit facility from June 15, 2021 to the earlier of (x) April 5, 2024 and (y) 6 months prior to the maturity date of the ABL Borrowers’ term loan credit agreement and other material debts, as identified under the ABL Facility, (iv) increase the maximum amount of revolving loan commitment increases from $30 million to $50 million and (v) revise certain triggers applicable to the covenants under the ABL Facility.

The foregoing description of Amendment No. 1 is summary in nature and is qualified in its entirety by reference to the full and complete terms of Amendment No. 1. A copy of Amendment No. 1 is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Amendment No. 1 to Loan Agreement dated as of April 5, 2019 among Key Energy Services, Inc. and Key Energy Services, LLC, as borrowers, the financial institutions party thereto as lenders and Bank of America, N.A., as administrative agent for the lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: April 5, 2019	By:	/s/ Katherine I. Hargis
Katherine I. Hargis
Senior Vice President, General Counsel & Corporate Secretary